                                                                Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Sabratek Corporation:

        We consent to the use of our reports included herein and to the reference to our firm under the headings "SELECTED FINANCIAL DATA" and "EXPERTS" in the prospectus.


                                                KPMG Peat Marwick LLP


Chicago, Illinois
March 27, 1997